                                                                     Exhibit 24

                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Prakash Agarwal and Stephen Lanza, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                 TITLE                               DATE
              ---------                                 -----                               ----
         /s/ Prakash Agarwal             President, Chief Executive Officer and      September 19, 2001
------------------------------------     Director
           Prakash Agarwal               (Principal Executive Officer)


        /s/ Stephen T. Lanza             Chief Financial Officer                     September 19, 2001
------------------------------------     (Principal Financial and
          Stephen T. Lanza               Accounting Officer)


           /s/ James Lally               Director                                    September 19, 2001
------------------------------------
             James Lally


         /s/ Brian Dougherty             Director                                    September 19, 2001
------------------------------------
           Brian Dougherty


          /s/ Klaus Wiemer               Director                                    September 19, 2001
------------------------------------
            Klaus Wiemer


        /s/ Dr. Anil K. Gupta
------------------------------------     Director                                    September 19, 2001
          Dr. Anil K. Gupta